UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	98-0420223
(Commission File Number)	(I.R.S. Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31 70 373 2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
Chicago Bridge & Iron Company N.V. (the “Company” or “CB&I”) has requested, and the Administrative Agent for our credit facilities and Noteholders have agreed to, an extension of time from the previously disclosed milestone of December 8, 2017 to December 18, 2017 to complete the evaluation and negotiation of a transaction.
Specifically, on December 6, 2017 the Company, entered into certain amendments (the “Amendments”) and an extension letter (the “Extension Letter”) with respect to the following debt arrangements and instruments:

•
the Note Purchase and Guarantee Agreement, dated December 27, 2012, by and among Chicago Bridge & Iron (Delaware) (together with the Company, the “Obligors”), the Company and the purchasers party thereto (the “2012 NPA”) with respect to the Company’s (i) 7.15% Senior Notes, Series A, due 2017, (ii) 7.57% Senior Notes, Series B, due 2019, (iii) 8.15% Senior Notes, Series C, due 2022 and (iv) 8.30% Senior Notes, Series D, due 2024 (collectively, the “2012 Notes”);

•
the Note Purchase and Guarantee Agreement, dated as of July 22, 2015, by and among Chicago Bridge & Iron (Delaware), the Company and the purchasers party thereto (the “2015 NPA” and, together with the 2012 NPA, the “NPA’s”) with respect to the Company’s 7.53% Senior Notes due 2025 (the “2015 Notes” and, together with the 2012 Notes, the “Notes”);

•
the Company’s five-year, $1.15 billion committed revolving credit facility (the “Revolving Facility”), with Bank of America N.A. (“BofA”), as administrative agent, and BNP Paribas Securities Corp, BBVA Compass, Crédit Agricole Corporate and Investment Bank (“Crédit Agricole”) and TD Securities, each as syndication agents;

•
the Company’s five-year, $800 million committed revolving credit facility (the “Second Revolving Facility”), with BofA, as administrative agent, and BNP Paribas Securities Corp., BBVA Compass, Crédit Agricole and Bank of Tokyo Mitsubishi UFJ, each as syndication agents; and

•
the Company’s five-year, $500 million term loan (the “Second Term Loan” and collectively, with the Revolving Facility and the Second Revolving Facility, the “Bank Facilities” and collectively, with the Notes, the “Senior Facilities”), with BofA as administrative agent.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of: (i) Ninth Amendment to the 2012 NPA, dated as of December 6, 2017, filed as Exhibit 10.1 hereto; (ii) the Seventh Amendment to the 2015 NPA, dated as of December 6, 2017, filed as Exhibit 10.2 hereto; (iii) that certain letter agreement from Bank of America N.A. as Administrative Agent, dated December 6, 2017, to the Bank Facilities, filed as Exhibit 10.3 hereto; each of which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1 – Ninth Amendment, dated as of December 6, 2017, to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012, by and among CB&I, Chicago Bridge & Iron Company (Delaware), and each of the noteholders signatory thereto.
10.2 – Seventh Amendment, dated as of December 6, 2017, to the Note Purchase and Guarantee Agreement, dated as of July 22, 2015, by and among CB&I, Chicago Bridge & Iron Company (Delaware), and each of the noteholders signatory thereto.
10.3 – Letter Agreement from Bank of America N.A., as Administrative Agent, dated as of December 6, 2017, to the Credit Agreement, dated as of October 28, 2013, by and among CB&I, Chicago Bridge & Iron Company (Delaware), certain subsidiaries of CB&I signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each the Lenders signatory thereto, to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, by and among CB&I, Chicago Bridge & Iron (Delaware), certain subsidiaries of CB&I signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto, and to the Term Loan Agreement, dated as of July 8, 2015, by and among CB&I, Chicago Bridge & Iron (Delaware), Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	December 7, 2017	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Ninth Amendment, dated as of December 6, 2017, to the Note Purchase and Guarantee Agreement, dated as of December 27, 2012, by and among CB&I, Chicago Bridge & Iron Company (Delaware), and each of the noteholders signatory thereto.

10.2
Seventh Amendment, dated as of December 6, 2017, to the Note Purchase and Guarantee Agreement, dated as of July 22, 2015, by and among CB&I, Chicago Bridge & Iron Company (Delaware), and each of the noteholders signatory thereto.

10.3
Letter Agreement from Bank of America N.A., as Administrative Agent, dated as of December 6, 2017, to the Credit Agreement, dated as of October 28, 2013, by and among CB&I, Chicago Bridge & Iron Company (Delaware), certain subsidiaries of CB&I signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each the Lenders signatory thereto, to the Amended and Restated Revolving Credit Agreement, dated as of July 8, 2015, by and among CB&I, Chicago Bridge & Iron (Delaware), certain subsidiaries of CB&I signatory thereto, Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto, and to the Term Loan Agreement, dated as of July 8, 2015, by and among CB&I, Chicago Bridge & Iron (Delaware), Bank of America, N.A., as administrative agent and collateral agent, and each of the Lenders signatory thereto.